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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                December 11, 2008

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

          Massachusetts                     1-4347               06-0513860
 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)

       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors of Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2008, the Compensation and Organization Committee of the Board of Directors (the "Committee") of Rogers Corporation (the "Company") approved and adopted an amendment and restatement of the Rogers Corporation Pension Restoration Plan in order to comply with the final regulations issued under
Section 409A of the Internal Revenue Code of 1986, as amended. The amended and restated plan is called the Rogers Corporation Amended and Restated Pension Restoration Plan (the "Plan") and applies to participants employed by the Company or one of its affiliates on or after January 1, 2005. A brief description of the material amendments made to the Plan is provided below. This description is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Form 8-K, and the Plan is hereby incorporated by reference.

The Plan benefits will no longer be linked to when payments commence under the Company's tax qualified pension plan. Instead, payment will generally be made six months and a day after a participant separates from service with the Company (determined in accordance with the requirements under Section 409A). The amendment and restatement eliminates payments under the Plan in the event of an adverse change in the Company's financial health or a participant ceasing to be eligible to participate in the Plan. All benefits under the Plan will now be paid in a lump sum and amounts delayed for six months and a day following separation from service will be credited with interest at the short-term applicable federal rate. Payment under any circumstance other than separation from service has been limited in a manner intended to comply with Section 409A. Other administrative amendments were also incorporated into the Plan.

Item 9.01         Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.                                 Description
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10.1                Rogers Corporation  Amended and Restated Pension Restoration
                    Plan (Effective as of January 1, 2005), filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROGERS CORPORATION


                                       By:  /s/ Robert M. Soffer
                                          --------------------------------
                                          Robert M. Soffer
                                          Vice President and Secretary

Date:  December 17, 2008